December 2016 STOCKHOLDER PRESENTATION

Certain statements contained in this presentation are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in our most recent 10-K and 10-Q filings. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this presentation and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of the Company’s Corporate Relocation Plan, the timing and success of the Company in realizing estimated savings from third party logistics and vendor managed inventory, the realization of the Company’s cost savings estimates, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, our ability to retain employees with specialized knowledge, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, changes in the quality or dividend stream of third parties’ securities and other investment vehicles in which we have invested our assets, as well as other risks described in this report and other factors described from time to time in our filings with the SEC. Note: All of the financial information presented herein is unaudited. 2 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

3 AGENDA Farmer Brothers’ Recent History & Accomplishments Business Strategy and Corporate Relocation Question & Answers

December 2016 RECENT HISTORY & ACCOMPLISHMENTS

5 Executive Summary Delivering Superior Value Executing a Proven Turnaround Strategy Highly Qualified Board & Corporate Governance Aligned with Stockholders  The Company’s stock price has appreciated over 225% since March 20121  Stock price appreciation represents over $400 million in value creation for stockholders1  Total stockholder return has outperformed the market by approximately 3x and Company peers by more than 2x1  Successfully executing the Company’s turnaround strategy to expand the customer base, improve operational performance, reduce costs and drive growth and stockholder value  Acquiring new national account customers and recently announced acquisition of China Mist to expand the Company’s presence into the premium tea category  Corporate relocation expected to produce annualized cost savings of approximately $18-$20 million  Improved GAAP net income from a loss of $27 million in FY2012 to a profit of $90 million2 in FY2016  Highly qualified and engaged Board of Directors with the right mix of skills and expertise to drive stockholder value  Strong leadership and corporate governance aligned with stockholder interests  Refreshed Board composition: five of the seven Board members are new directors added in the past five years  Enhanced governance under leadership of new Chairman appointed in 2015  All directors are National Association of Corporate Directors Governance Fellows 1 Stock price appreciation, stockholder value and total stockholder return from 03/13/2012 through 09/28/2016 2 Includes $80 million in release of valuation allowance on deferred tax assets in FY2016

A well-regarded, national manufacturer, wholesaler, and distributor of foodservice products with over 100 years in the business Founded in 1912 Farmer Bros. is a national roaster, manufacturer, wholesaler, and distributor of high-quality branded and private label coffees and distributor of teas, spices, and culinary products Differentiated business model One of the most complete local, regional, and national DSD networks in the coffee industry Production capabilities at three quality tiers – value, premium, and specialty Substantial experience in coffee sourcing, procurement, roasting, and blending Respected sustainability program Experienced and motivated management team Significant experience across consumer branded, packaged goods, and beverage companies 3 6 FARMER BROTHERS OVERVIEW

EXPERIENCED SENIOR MANAGEMENT TEAM 7 Name Title Prior Experience Mike Keown President and Chief Executive Officer Isaac Johnston Treasurer and Chief Financial Officer Tom Mattei General Counsel Barry Fischetto Senior Vice President of Operations Scott Bixby Senior Vice President/General Manager of Direct Store Delivery (DSD) Scott Siers Senior Vice President/General Manager of Direct-Ship Gary Nordlund Chief Information Officer Gerard Bastiaanse Vice President, Marketing Suzanne Gargis Vice President, Human Resources Note: The marks displayed above are the properties of these companies. Use in this presentation does not imply endorsement of this presentation.

 Enhanced Experienced Management Team  Focused on Supply Chain Rationalization/Simplification — Corporate relocation plan announced in February 2015 included restructuring elements for Torrance and Houston facilities  Attracted National Account Customers  Enhanced Specialty Coffee Program and Resources  Added New Capabilities – i.e., National Account Sales, Sustainability  Improved Product Innovation  Improved Investor Relations Program  Improving Sustainability at Home, Abroad in Grower Programs  Completed China Mist acquisition 8 RECENT ACCOMPLISHMENTS

December 2016 RELOCATION PLAN: IMPROVING OUR FUTURE

 2/15: Announced relocation to Texas or Oklahoma  5/15: Confirmed Northlake, Texas, and offer of local incentive programs  5/15: Successfully wound down coffee production & transferred within FBC System; closed Houston distribution center  7/15: Started up interim HQ in Fort Worth, Texas  7/15: Secured new facility lease with purchase option from Wells Fargo  11/15: Selected Cushman & Wakefield to sell Torrance facility  12/15: Closed Torrance facility (ex lab, transitional spice production, distribution center, DSD branch, and some IT)  12/15: Consummated spice assets sale to Harris Spice Company, Inc. 10 RELOCATION TIMELINE OF KEY ACTIVITY

11 TIMELINE MOVING FORWARD  3/16: Completed final design of expanded Ft. Worth building, and warehouse, updated lease to reflect final designs  3/16: Firmed offer range for sale of Torrance facility, and misc. assets  4/16: Completed migration to third party logistics or “3PL”  4/16 Firm sale agreement for Torrance facility $43 million  Q4/16: Implement certain vendor managed inventory (VMI) relationships. Savings expected to begin with broader implementation in FY 17  Q4/16: Completion of transition of spice production to Harris Spice Company, Inc.

12 TIMELINE MOVING FORWARD  Q1 FY17: Completion of Torrance facility sale.  Q2/Q3 FY 17: Start-up of new Ft. Worth facility  Q2 FY 17: Exit from Torrance facility: DC, IT, Warehouse  Q3/Q4 FY 17: Continuing assessment of manufacturing, distribution, and supply chain savings

December 2016 FARMER BROTHERS NEW TEXAS FACILITY

 Organic design, a warm color palette and authentic materials create a façade unique to Farmer Brothers. EXTERIOR DESIGN

Collaboration and teamwork lead to increased job satisfaction, creativity, and shared accountability for delivering results. Reduces silo mentality. THREE KEY STRATEGIES ARE DRIVING THE OFFICE DESIGN Passion for our business Build Collaboration & Results Attract and retain talent A sense of purpose, engagement and a connection to company values drives employee motivation which improves productivity, profitability, and retention. Amenities and flexibility are table stakes for attracting and retaining talent.

16 RECEPTION AREA

17 MEZZANINE

18 PUBLIC DOMAIN CAFE

PATIO DETAIL

COMPANY STORE

PLATFORM 21

22 TOTAL STOCKHOLDER RETURN OUTPERFORMING THE MARKET AND PEERS Source: FactSet as of 09/28/2016; Note: TSR represents total stockholder return assuming dividends reinvested in the security as of the ex-date Peers include: THS, DNKN, BGS, FIZZ, SPTN, SNAK and JVA; excludes Boulder Brands in all periods presented as they are no longer a public company 1 As of 03/13/2012